UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 23, 2005

                        MOBILE REACH INTERNATIONAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    000-29313                  20-0121007
 ---------------------------   ----------------------         -----------------
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


                      2054 Kildaire Farm Rd. #353, Cary NC         27511
                     --------------------------------------       --------
                    (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (919) 376-0231

                                 NOT APPLICABLE
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

On August 23, 2005, Mobile Reach International, Inc., (the "Company"), Objective Spectrum, Inc. ("Objective Spectrum") and the shareholders of Objective Spectrum (the "Shareholders") entered into Agreement And Plan Of Merger (the "Merger") whereby the Company acquired all of the issued and outstanding common stock of Objective Spectrum (the "Shares"). In consideration of the Shares, the Company issued to the Shareholders 375,000 unregistered shares of the common stock of the Company.

Subsequent to the Merger, the Company owns the intellectual property and original source code for the BridgePoint Computer Aided Software Engineering
(CASE) ("BridgePoint") product line formerly owned by Objective Spectrum. Bridgepoint will allow the Company to simplify and automate the use of the Company's Splitware middleware on a much expedited timetable.

Mark J. Lloyd, a director and officer of the Company, owned 92% of the Shares of Objective Spectrum. Pursuant to Delaware law, Mr. Lloyd's interest in the transaction was fully disclosed. A separate, independent committee of the Board of Directors concluded it would be in the best interest of the Company to acquire Objective Spectrum to further certain of its business objectives, as discussed above.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements.

Financial statements of Objective Spectrum will be filed by September 30, 2005.

(b) Pro Forma Financial Information.

 None.

(c) Exhibits.

10.1 Agreement and Plan of Merger dated as of August 23, 2005 by and between Mobile Reach International, Inc, Objective Spectrum, Inc. and the shareholders of Objective Spectrum, Inc.

                                   SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on August 25, 2005.


                                            Mobile Reach International, Inc.

                                            By:  /s/  Alan Christopher Johnson
                                               --------------------------------
                                                      Alan Christopher Johnson
                                                      Chief Executive Officer
August 25, 2005